Exhibit 10.3 (Part 1 of 3)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 25, 2017

Mtro. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Mtro. González Anaya:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2016 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 17, 2017, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves, as of January 1, 2017, for 72 fields located in the Poza Rica-Altamira District, Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3 (Part 2 of 3)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 25, 2017

Mtro. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Mtro. González Anaya:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2016 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 17, 2017, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves, as of January 1, 2017, for 26 fields located in the Litoral de Tabasco District, Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3 (Part 3 of 3)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 25, 2017

Mtro. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Mtro. González Anaya:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2016 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 17, 2017, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves, as of January 1, 2017, for 27 fields located in the Aceite Terciario del Golfo District, Veracruz, Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411